UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2018

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37931	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2018, GTY Technology Holdings Inc. (the “Company”) entered into the following agreements:

(i)         an Agreement and Plan of Merger (the “GTY Agreement”) with GTY Technology Holdings Inc., a newly formed Massachusetts corporation and a wholly-owned subsidiary of the Company (“New GTY”) and GTY Technology Merger Sub, Inc., a newly formed wholly-owned subsidiary of New GTY (“GTY Merger Sub”);

(ii)        an Arrangement Agreement with Bonfire Interactive Ltd. (“Bonfire”), 1176370 B.C. Unlimited Liability Company (“Callco”), 1176363 B.C. Ltd. (“Exchangeco”) and the Bonfire Holders’ Representative named therein (the “Bonfire Agreement” and the transactions contemplated by the Bonfire Agreement, the “Bonfire Transaction”);

(iii)       an Agreement and Plan of Merger with CityBase, Inc. (“CityBase”), New GTY, GTY CB Merger Sub, Inc. (“CityBase Merger Sub”) and Shareholder Representative Services LLC (the “CityBase Agreement” and the transactions contemplated by the CityBase Agreement, the “CityBase Transaction”);

(iv)       an Agreement and Plan of Merger with eCivis Inc. (“eCivis”), GTY EC Merger Sub, Inc. (“eCivis Merger Sub”) and the eCivis Holders’ Representative named therein (the “eCivis Agreement” and the transactions contemplated by the eCivis Agreement, the “eCivis Transaction”);

(v)        an Agreement and Plan of Merger with Open Counter Enterprises Inc. (“OpenCounter”), GTY OC Merger Sub, Inc. (“OpenCounter Merger Sub”) and Shareholder Representative Services LLC (the “OpenCounter Agreement” and the transactions contemplated by the OpenCounter Agreement, the “OpenCounter Transaction”);

(vi)       a Share Purchase Agreement with Questica Inc. and Questica USCDN Inc. (together, “Questica”), Exchangeco and each of the Questica Holders named therein (the “Questica Agreement” and the transactions contemplated by the Questica Agreement, the “Questica Transaction”); and

(vii)      a Unit Purchase Agreement with Sherpa Government Solutions LLC (“Sherpa”), the holders of the issued and outstanding shares of capital stock of Sherpa (“Sherpa Units”) named therein (the “Sherpa Holders”) and the Sherpa Holders’ Representative named therein (the “Sherpa Agreement” and the transactions contemplated by the Sherpa Agreement, the “Sherpa Transaction”).

Bonfire, CityBase, eCivis, OpenCounter, Questica and Sherpa are collectively referred to herein as the “Targets.” The Bonfire Agreement, CityBase Agreement, eCivis Agreement, OpenCounter Agreement, Questica Agreement, Sherpa Agreement and GTY Agreement, are collectively referred to herein as the “Transaction Documents.” The transactions contemplated by the Transaction Documents are collectively referred to herein as the “Business Combination.”

In connection with the Business Combination, the Company and the Targets will become direct or indirect wholly-owned subsidiaries of New GTY. Under the terms of the Transaction Documents, subject to customary adjustments as provided therein, the Company has agreed to acquire the Targets for total aggregate base consideration of up to $365 million payable in cash and stock as described below, plus aggregate earn-outs of up to $132 million payable in cash and stock as described below.

GTY Agreement

Pursuant to the GTY Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the Business Combination, GTY Merger Sub will merge with and into the Company (the “GTY Merger”), with the Company surviving the GTY Merger as a direct, wholly-owned subsidiary of New GTY.

As a result of the GTY Merger, all of the issued and outstanding ordinary shares of the Company will be exchanged for an equal number of shares of common stock, par value $0.0001 per share, of New GTY (“New GTY common stock”), and, if the proposed amendment to the warrant agreement described in Item 8.01 below is not approved, all of the outstanding warrants to purchase ordinary shares of the Company will become exercisable to purchase an equal number of shares of New GTY common stock on the existing terms and conditions of such warrants in accordance with the terms of such warrants (the “New GTY warrants”). New GTY intends to apply to list the New GTY common stock on The Nasdaq Stock Market in connection with the closing of the Business Combination.

The closing of each of the transactions contemplated by the Transaction Documents are expected to occur simultaneously with the closing of the GTY Merger. In addition, after the GTY Merger and prior to the effective time of the transactions contemplated by the Transaction Documents, the Company will assign all of its rights, interests and obligations under the Transaction Documents to New GTY.

Bonfire Agreement

Pursuant to the Bonfire Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the Bonfire Transaction (the “Bonfire Closing”), Callco and Exchangeco will acquire all of the issued and outstanding shares of Bonfire, such that Bonfire will become an indirect, wholly-owned subsidiary of New GTY.

Consideration

Upon consummation of the Bonfire Transaction, New GTY will (i) pay the holders of Bonfire capital stock (“Bonfire Holders”) an aggregate of up to $49,000,000 in cash, subject to certain customary adjustments contained in the Bonfire Agreement, including an increase for cash and a reduction for indebtedness of Bonfire and its subsidiaries at the time of the Bonfire Closing, and (ii) issue to the Bonfire Holders a number of shares of New GTY common stock or a number of exchangeable shares in the capital of Bonfire Exchangeco (the “Bonfire Exchangeco Shares”) with an aggregate fair market value equal to $49,000,000.

In addition, Bonfire Holders may receive, following the Bonfire Closing and based on Bonfire’s revenues and EBIT for the fiscal years ended December 31, 2019 and 2020, respectively, earn-out payments in an aggregate amount not to exceed $10,000,000, payable 50% in cash and 50% in New GTY common stock (the “Bonfire Earn-out Shares”). The Company has agreed to file a registration statement on Form S-3 covering the resale of any Bonfire Earn-out Shares.

Representations, Warranties and Covenants

The parties to the Bonfire Agreement have made customary representations, warranties and covenants in the Bonfire Agreement, including, among others, covenants with respect to the conduct of Bonfire during the period between execution of the Bonfire Agreement and the Bonfire Closing.

Conditions to Closing

The Bonfire Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the Bonfire Agreement and the Bonfire Transaction; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 (the “Bonfire Necessary Cash Amount”) in the Company’s trust account established in connection with the Company’s initial public offering (the “Trust Account”) following any such redemptions and the payment of any expenses related to the Bonfire Transaction; (iii) certain Bonfire Holders will have delivered to the Company a duly executed lock-up agreement in the form attached to the Bonfire Agreement; (iv) no more than 5% of the shares of Bonfire capital stock issued and outstanding immediately prior to the effective time of the Bonfire Transaction (the “Bonfire Shares”) will be Cash-out Shares (as defined in the Bonfire Agreement); and (v) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the Bonfire Closing.

Termination

The Bonfire Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or Bonfire if the Bonfire Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the Bonfire Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the Bonfire Agreement has been the cause of, or resulted in, the failure of the Bonfire Closing to occur on or before such date; (iii) by either the Company or Bonfire if the Company’s shareholders have not approved the Bonfire Agreement and the Bonfire Transaction; (iv) by either the Company or Bonfire if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the Bonfire Necessary Cash Amount; and (v) by the Company if voting and support agreements representing no less than two-thirds of Bonfire’s capital stock, two-thirds of Bonfire’s options and two-thirds of Bonfire’s warrants have not been executed and delivered to the Company by 3:45 p.m. Eastern Time on the second business following the Bonfire Closing or if such voting and support agreements fail to be in full force and effect.

CityBase Agreement

Pursuant to the CityBase Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the CityBase Transaction (the “CityBase Closing”), among other things, CityBase Merger Sub will merge with and into CityBase, with CityBase surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Consideration

Upon consummation of the CityBase Transaction, New GTY will pay the holders of CityBase capital stock and vested CityBase options (“CityBase Holders”) $100,000,000 in cash, subject to certain customary adjustments contained in the CityBase Agreement, including an increase for cash and a reduction for indebtedness of CityBase at the time of the CityBase Closing; provided that certain key executives of CityBase shall receive 20% of their per share cash consideration in shares of New GTY common stock in lieu of cash.

In addition, certain CityBase Holders may receive, following the CityBase Closing and upon CityBase’s trailing twelve-month net revenue exceeding $37,000,000 on or prior to December 31, 2048, an earn-out payment equal to a number of shares (the “CityBase Earn-out Shares”), or cash value thereof, of New GTY common stock calculated by dividing $60 million by: (i) $10.00 if the CityBase Earn-out Threshold (as defined in the CityBase Agreement) is met on or prior to December 31, 2021 or (ii) the greater of (x) $10.00 or (y) the volume-weighted average closing price for the shares of New GTY common stock for the 30 trading days immediately preceding the payment date if the CityBase Earn-out Threshold is met after December 31, 2021; provided that certain CityBase Holders will receive their respective pro-rata portion of the earn-out payment in cash at the CityBase Closing in lieu of shares of New GTY common stock.

The Company has agreed to use commercially reasonable efforts file a registration statement on Form S-3 covering the resale of any CityBase Earn-out Shares.

Representations, Warranties and Covenants

The parties to the CityBase Agreement have made customary representations, warranties and covenants in the CityBase Agreement, including, among others, covenants with respect to the conduct of CityBase during the period between execution of the CityBase Agreement and the CityBase Closing.

Conditions to Closing

The CityBase Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the CityBase Agreement, the CityBase Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions and the payment of any expenses related to the CityBase Transaction (the “CityBase Necessary Cash Amount”); (iii) certain key executives of CityBase will have delivered to the Company a duly executed lock-up agreement and a letter of transmittal, each in the form attached to the CityBase Agreement; (iv) no more than 5% of the shares of CityBase capital stock issued and outstanding immediately prior to the effective time of the CityBase Transaction will be held by CityBase Holders dissenting from the CityBase Transaction and requiring appraisal of such shares; (v) the CityBase Holders entitled to approve and adopt the CityBase Agreement will have approved and adopted the CityBase Agreement pursuant to a written consent by 5:00 p.m. Eastern Time on the date after the date of the CityBase Agreement (the “CityBase Holder Consent”); and (vi) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the CityBase Closing.

Termination

The CityBase Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of the Company and CityBase; (ii) by either the Company or CityBase if the CityBase Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the CityBase Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the CityBase Agreement has been the cause of, or resulted in, the failure of the CityBase Closing to occur on or before such date; (iii) by the Company or CityBase if the Company’s shareholders have not approved the CityBase Agreement, the CityBase Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (iv) by either the Company or CityBase if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the CityBase Necessary Cash Amount; (v) by the Company if the CityBase Holder Consent is not executed and delivered to the Company by 5:00 p.m. Eastern Time on the day after the date of the CityBase Agreement; or (vi) by the Company if the balance of a certain binding financing transaction of the Company has not been funded by October 15, 2018. In the event the CityBase Agreement is terminated under specified circumstances, subject to certain exceptions, the Company will promptly reimburse up to 50% of the transaction expenses of CityBase, up to a maximum of $400,000.

eCivis Agreement

Pursuant to the eCivis Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the eCivis Transaction (the “eCivis Closing”), eCivis Merger Sub will merge with and into eCivis, with eCivis surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Consideration

Upon consummation of the eCivis Transaction, New GTY will (i) pay the holders of eCivis capital stock (“eCivis Holders”) an aggregate of up to $30,000,000 in cash, subject to certain customary adjustments contained in the eCivis Agreement, including an increase for cash and a reduction for indebtedness of eCivis at the time of the eCivis Closing, and (ii) issue to the eCivis Holders a number of shares of New GTY common stock with an aggregate fair market value equal to $20,000,000 based on the volume weighted average price of the Company’s ordinary shares for the 30 trading days immediately prior to the eCivis Closing.

In addition, eCivis Holders may receive, following the eCivis Closing and based on eCivis’s revenues and EBITDA for the year ended December 31, 2020, an earn-out payment equal to a number of New GTY common stock with a value of up to $50,000,000 on the date of issuance (the “eCivis Earn-out Shares”). The Company has agreed to use commercially reasonable efforts file a registration statement on Form S-3 covering the resale of any eCivis Earn-out Shares and the other shares to be issued in connection with the eCivis Closing.

Representations, Warranties and Covenants

The parties to the eCivis Agreement have made customary representations, warranties and covenants in the eCivis Agreement, including, among others, covenants with respect to the conduct of eCivis during the period between execution of the eCivis Agreement and the eCivis Closing.

Conditions to Closing

The eCivis Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the eCivis Agreement and the eCivis Transaction; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions and the payment of any expenses related to the eCivis Transaction (the “eCivis Necessary Cash Amount”); (iii) each eCivis Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the eCivis Agreement; (iv) no more than 5% of the shares of eCivis capital stock issued and outstanding immediately prior to the effective time of the eCivis Transaction (the “eCivis Shares”) will be held by eCivis Holders dissenting from the eCivis Transaction and requiring appraisal of such shares; (v) no more than 5% of the eCivis Shares will be Cash-out Shares (as defined in the eCivis Agreement); (vi) the eCivis Holders entitled to approve and adopt the eCivis Agreement will have approved and adopted the eCivis Agreement pursuant to a written consent by 12:00 p.m. Eastern Time on the date after the date of the eCivis Agreement; and (vii) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the eCivis Closing.

Termination

The eCivis Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or eCivis if the eCivis Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the eCivis Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the eCivis Agreement has been the cause of, or resulted in, the failure of the eCivis Closing to occur on or before such date; (iii) by either the Company or eCivis if the Company’s shareholders have not approved the eCivis Agreement and the eCivis Transaction; (iv) by either the Company or eCivis if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the eCivis Necessary Cash Amount; and (v) by the Company if the written consent of eCivis Holders to approve and adopt the eCivis Agreement is not executed and delivered to the Company by 12:00 p.m. Eastern Time on the day after the date of the eCivis Agreement. In the event the eCivis Agreement is terminated, subject to certain exceptions, the Company will promptly reimburse up to 50% of the transaction expenses of eCivis up to a maximum of $400,000.

OpenCounter Agreement

Pursuant to the OpenCounter Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the OpenCounter Transaction (the “OpenCounter Closing”), OpenCounter Merger Sub will merge with and into OpenCounter, with OpenCounter surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Consideration

Upon consummation of the OpenCounter Transaction, New GTY will pay the holders of OpenCounter capital stock (“OpenCounter Holders”) an aggregate of up to (i) $14,500,000 in cash, subject to certain customary adjustments contained in the OpenCounter Agreement, including an increase for cash and a reduction for indebtedness of OpenCounter at the time of the OpenCounter Closing, and (ii) 1,450,000 shares of New GTY common stock, less the any shares payable to OpenCounter Holders dissenting from the OpenCounter Transaction and requiring appraisal of their shares.

Representations, Warranties and Covenants

The parties to the OpenCounter Agreement have made customary representations, warranties and covenants in the OpenCounter Agreement, including, among others, covenants with respect to the conduct of OpenCounter during the period between execution of the OpenCounter Agreement and the OpenCounter Closing.

Conditions to Closing

The OpenCounter Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the OpenCounter Agreement, the OpenCounter Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (ii) that the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions and the payment of any expenses related to the OpenCounter Transaction (the “OpenCounter Necessary Cash Amount”); (iii) that each OpenCounter Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the OpenCounter Agreement; (iv) that no more than 5% of the shares of OpenCounter capital stock issued and outstanding immediately prior to the effective time of the OpenCounter Transaction (“OpenCounter Shares”) will be held by OpenCounter Holders dissenting from the OpenCounter Transaction and requiring appraisal of such shares; (v) that no more than 5% of the OpenCounter Shares will be Cash-Out Shares (as defined in the OpenCounter Agreement); (vi) the approval and adoption of the OpenCounter Agreement by the Founders (as defined in the OpenCounter Agreement) pursuant to a written consent no later than 12:00 p.m. Eastern Time on the date after the date of the OpenCounter Agreement (the “OpenCounter Holder Consent”); and (vii) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the OpenCounter Closing.

Termination

The OpenCounter Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or OpenCounter if the OpenCounter Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the OpenCounter Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the OpenCounter Agreement has been the cause of, or resulted in, the failure of the OpenCounter Closing to occur on or before such date; (iii) by either the Company or OpenCounter if the Company’s shareholders have not approved the OpenCounter Agreement, the OpenCounter Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (iv) by either the Company or OpenCounter if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the OpenCounter Necessary Cash Amount; and (v) by the Company if the OpenCounter Holder Consent is not executed and delivered to the Company by 12:00 p.m. Eastern Time on the day after the date of the OpenCounter Agreement.

Questica Agreement

Pursuant to the Questica Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the Questica Transaction (the “Questica Closing”), 1176368 B.C. Ltd. (“Questica Exchangeco”), an indirect, wholly-owned subsidiary of the Company, will acquire all of the issued and outstanding shares of Questica, such that Questica will become an indirect, wholly-owned subsidiary of New GTY.

Consideration

Upon consummation of the Questica Transaction, New GTY will (i) pay the holders of Questica capital stock (“Questica Holders”) an aggregate of up to $60,000,000 in cash, subject to certain customary adjustments contained in the Questica Agreement, including an increase for cash and a reduction for indebtedness of Questica at the time of the Questica Closing, and (ii) an aggregate of 2,000,000 Class A Exchangeable Shares in the capital stock of Questica Exchangeco and 1,000,000 Class B Exchangable Shares in the capital stock of Questica Exchangeco, each of which is exchangeable into shares of New GTY company common stock.

Representations, Warranties and Covenants

The parties to the Questica Agreement have made customary representations, warranties and covenants in the Questica Agreement, including, among others, covenants with respect to the conduct of Questica during the period between execution of the Questica Agreement and the Questica Closing.

Conditions to Closing

The Questica Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the Questica Agreement and the Questica Transaction; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions (the “Questica Necessary Cash Amount”)t; (iii) each Questica Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the Questica Agreement; and (iv) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the Questica Closing.

Termination

The Questica Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or Questica if the Questica Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the Questica Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the Questica Agreement has been the cause of, or resulted in, the failure of the Questica Closing to occur on or before such date; (iii) by either the Company or Questica if the Company’s shareholders have not approved the Questica Agreement and the Questica Transaction; and (iv) by the Company if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the Questica Necessary Cash Amount.

Sherpa Agreement

Pursuant to the Sherpa Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the Sherpa Transaction (the “Sherpa Closing”), the Sherpa Holders will sell to the Company and the Company will purchase from the Sherpa Holders all of the Sherpa Units owned by the Sherpa Holders.

Consideration

Upon consummation of the Sherpa Transaction, New GTY will pay to the Sherpa Holders up to an aggregate of $8,000,000 in cash, subject to certain customary adjustments contained in the Sherpa Agreement, including an increase for cash and a reduction for indebtedness of Sherpa at the time of the Sherpa Closing. In addition, following the Sherpa Closing and based on Sherpa’s revenues for the years ended December 31, 2019 and 2018, the Sherpa Holders may receive, in the aggregate, an earn-out payment equal to a number of shares of New GTY common stock with a value equal to $2,000,000 on the date of issuance (the “Sherpa Earn-out Shares”). The Company has agreed to use commercially reasonable efforts file a registration statement on Form S-3 covering the resale of any Sherpa Earn-out Shares.

Representations, Warranties and Covenants

The parties to the Sherpa Agreement have made customary representations, warranties and covenants in the Sherpa Agreement, including, among others, covenants with respect to the conduct of Sherpa during the period between execution of the Sherpa Agreement and the Sherpa Closing.

Conditions to Sherpa Closing

The Sherpa Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the Sherpa Agreement, the Sherpa Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 following any such redemptions and the payment of any expenses related to the Sherpa Transaction (the “Sherpa Necessary Cash Amount”); (iii) each Sherpa Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the Sherpa Agreement; and (iv) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the Sherpa Closing.

Termination

The Sherpa Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or Sherpa if the Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the Sherpa Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the Sherpa Agreement has been the cause of, or resulted in, the failure of the Sherpa Closing to occur on or before such date; (iii) by either the Company or Sherpa if the Company’s shareholders have not approved the Sherpa Agreement and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; and (iv) by either the Company or Sherpa if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the Sherpa Necessary Cash Amount.

The foregoing descriptions of the Transaction Documents and the Business Combination do not purport to be complete and are qualified in their entirety by the terms and conditions of the Transaction Documents, copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 and are incorporated herein by reference. The Transaction Documents contain representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other dates as specified in the respective Transaction Document. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to such agreement and are subject to important qualifications and limitations agreed to by the parties in connection with and as set forth in negotiating such agreement. The Transaction Documents have been attached as exhibits hereto to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company, the Targets or any other party to the Transaction Documents. In particular, the representations, warranties, covenants and agreements contained in each Transaction Document, which were made only for purposes of such agreement and as of the specific dates referenced therein, were solely for the benefit of the parties to such Transaction Document, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such Transaction Document instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Transaction Documents. In addition, the representations, warranties, covenants and agreements and other terms of the Transaction Documents may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of New GTY common stock is incorporated by reference herein. The shares of New GTY common stock issuable in connection with the Business Combination (including the shares of New GTY common stock issuable upon exchange of the Bonfire Exchangeco Shares, Class A Exchangeable Shares and Class B Exchangeable Shares) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On September 12, 2018, the Company issued a press release announcing the execution of the Transaction Documents. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Furnished as Exhibits 99.2 and 99.3 hereto and incorporated by reference herein is a copy of an investor presentation to be used by the Company in connection with the Business Combination and a copy of the transcript of the pre-recorded video made available by the Company in connection with the announcement of the Business Combination, respectively.

The information in this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

In connection with the Business Combination, the Company expects to seek the approval of its public warrant holders to amend the warrant agreement governing its warrants (the “Warrant Agreement”) so that, upon the closing of the Business Combination, each of its outstanding whole public warrants, which entitle the holder thereof to purchase one ordinary share of the Company, will be exchanged for cash in the amount of $1.35 per whole public warrant and each of its outstanding private placement warrants, which entitle the holder thereof to purchase one ordinary share of the Company, will be exchanged for cash in the amount of $0.75 per private placement warrant. Approval of the amendment requires the affirmative vote of holders of 50% of the Company’s public warrants. Approval of the amendment to the warrant agreement is not a condition to the closing of the Business Combination.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, New GTY intends to file a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of the Company. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders in connection with the proposed Business Combination and to its warrantholders in connection with the vote by the warrantholders on the proposed amendment to the Warrant Agreement. The Company’s shareholders, warrantholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination and the proposed amendment to the Warrant Agreement, as these materials will contain important information about the Targets, the Company, the Business Combination and the proposed amendment to the Warrant Agreement. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination and the proposed amendment to the Warrant Agreement will be mailed to shareholders and warrantholders of the Company as of a record date to be established for voting on the Business Combination and the proposed amendment to the Warrant Agreement. Shareholders and warrantholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders and warrantholders with respect to the Business Combination and the proposed amendment to the Warrant Agreement. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus on Form S-4 relating to the Business Combination and the proposed amendment to the Warrant Agreement when available.

The Targets and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the applicable Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the applicable Business Combination will be included in the proxy statement/prospectus on Form S-4 relating to the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and each Target’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and the Targets’ expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of either the Company’s or the Targets’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the Transaction Documents or could otherwise cause a Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company or a Target following the announcement of the Transaction Documents and the Business Combination; (3) the inability to complete a Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Transaction Documents; (4) the inability to complete the proposed amendment to the Warrant Agreement, including due to the failure to obtain the approval of the warrantholders of the Company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with a Business Combination; (6) the inability to obtain or maintain the listing of New GTY common stock on The Nasdaq Stock Market following the Business Combination; (7) the risk that a Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that a Target or the post-combination company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus on Form S-4 relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

 No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated September 12, 2018, by and among GTY Technology Holdings Inc. (Cayman Islands), GTY Technology Holdings Inc. (Massachusetts) and GTY Technology MergerSub, Inc.

2.2*	Arrangement Agreement, dated September 12, 2018, by and among Bonfire Interactive Ltd., GTY Technology Holdings Inc., 1176370 B.C. Unlimited Liability Company, 1176363 B.C. Ltd. and the Bonfire Holders’ Representative named therein.

2.3*	Agreement and Plan of Merger, dated September 12, 2018, by and among CityBase, Inc., GTY Technology Holdings Inc. (Cayman Islands), GTY Technology Holdings Inc. (Massachusetts), GTY CB Merger Sub, Inc. and Shareholder Representative Services LLC.

2.4*	Agreement and Plan of Merger, dated September 12, 2018, by and among eCivis Inc., GTY Technology Holdings Inc., GTY EC Merger Sub, Inc. and the eCivis Holders’ Representative named therein.

2.5*	Agreement and Plan of Merger, dated September 12, 2018, by and among Open Counter Enterprises Inc., GTY Technology Holdings Inc, OC Merger Sub, Inc. and Shareholder Representative Services LLC.

2.6*	Share Purchase Agreement, dated September 12, 2018, by and among Questica Inc., Questica USCDN Inc., GTY Technology Holdings Inc., Fernbrook Homes (Hi-Tech) Limited, 1176368 B.C. Ltd. and each of the Questica Holders named therein.

2.7*	Unit Purchase Agreement, dated September 12, 2018, by and among Sherpa Government Solutions LLC, GTY Technology Holdings Inc., the Sherpa Holders named therein and the Sherpa Holders’ Representative named therein.

99.1	Press Release, dated September 12, 2018.

99.2	Investor Presentation, dated September 12, 2018.

99.3	Transcript of Pre-recorded Video.

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

Dated: September 12, 2018